UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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NES RENTALS HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NES RENTALS HOLDINGS, INC.

8770 W. Bryn Mawr, 4th Floor
Chicago, IL 60631

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of NES Rentals Holdings, Inc. The meeting will be held on Wednesday, May 11, 2005, at 8:00 a.m., local time, at the Company’s principal executive offices.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon by the stockholders.

It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Form and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. You can revoke your proxy anytime before the Annual Meeting and issue a new proxy as you deem appropriate. Your vote is important. Thank you for your participation.

Sincerely,
/s/ MICHAEL D. MILLIGAN
Michael D. Milligan
Senior Vice President, Chief Financial Officer and Secretary

NES RENTALS HOLDINGS, INC.

8770 W. Bryn Mawr, 4th Floor
Chicago, IL 60631

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of NES Rentals Holdings, Inc. (the “Company”) will be held on Wednesday, May 11, 2005, at 8:00 a.m., local time, at the Company’s principal executive offices to consider and take action with respect to the following matters:

1.                The election of six directors to hold office for a term of one year;

2.                The ratification of the appointment of KPMG LLP as the Company’s independent public accountants for the year ending December 31, 2005; and

3.                The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Holders of record of the Company’s Common Stock at the close of business on March 31, 2005 are entitled to receive notice of, and to vote on all matters presented at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company’s principal executive offices, 8770 W. Bryn Mawr, 4th Floor, Chicago, Illinois 60631, for a period of 10 days prior to the meeting and at the meeting.

By Order of the Board of Directors
/s/ MICHAEL D. MILLIGAN
Michael D. Milligan
Senior Vice President, Chief Financial Officer and Secretary
April 11, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IN ADDITION, YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY DELIVERY OF A LATER-DATED PROXY.

NES RENTALS HOLDINGS, INC.

8770 W. Bryn Mawr, 4th Floor
Chicago, IL 60631

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on
May 11, 2005

This proxy statement (this “Proxy Statement”) is being furnished to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of NES Rentals Holdings, Inc. (the “Company”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the annual meeting of stockholders to be held on Wednesday, May 11, 2005, at 8:00 a.m., local time, at the Company’s principal executive offices, and at any adjournments or postponements thereof (the “Annual Meeting”). The purpose of the Annual Meeting is to elect six directors to the Board and to ratify the appointment of KPMG LLP as the Company’s independent public accountants for 2005.

The Notice of Annual Meeting of Stockholders, this Proxy Statement and the Proxy Form are being mailed on or about April 11, 2005 to holders of record of the Common Stock at the close of business on March 31, 2005 (“the Record Date”). The Company’s Annual Report on Form 10-K for the year ended December 31, 2004 is being mailed to stockholders with this Proxy Statement.

If the enclosed proxy form (the “Proxy Form”) is properly signed, dated and returned to the Company, the individuals identified as proxies thereon will vote the shares represented by the Proxy Form in accordance with the directions noted thereon. If no direction is indicated, the proxies will vote FOR the election of the nominees named herein as directors and FOR the ratification of the appointment of KPMG LLP as the Company’s independent public accountants for 2005. The Company’s management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Company’s management.

Returning your completed Proxy Form will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy any time before it is voted at the Annual Meeting by written notice to the Secretary of the Company at the Company’s principal executive offices at the address set forth above or by submission of a later-dated proxy.

As of the Record Date, there were issued and outstanding 19,028,964 shares of Common Stock. Only stockholders of record on the Company’s books at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock registered in its name. The holders of Common Stock will vote on all actions submitted to a vote at the meeting. A majority of the issued and outstanding Common Stock will constitute a quorum for the transaction of all business.

Pursuant to Delaware law, abstentions are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Under Delaware law, broker “non-votes” are considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will have no practical effect in the determination of whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s by-laws provide that the size of the Board shall be fixed from time to time by resolution of the Board and that the remaining directors may fill vacancies on the Board. There are seven directors on the Board currently with terms that will expire at the 2005 Annual Meeting: Douglas K. Ball, Scott F. Meadow, John P. Neafsey, Walter P. Schuetze, Michael W. Scott, Andrew P. Studdert and R. Barry Uber. Each director is elected to serve for the remaining term of any vacancy filled by the director or until the succeeding annual meeting of stockholders (if elected at an annual meeting of stockholders) or until a successor is duly elected.

Messrs. Meadow, Neafsey, Schuetze, Scott, Studdert and Uber have been nominated for re-election at the Annual Meeting. Mr. Ball is not standing for re-election. See “Management—Nominees for Director” for information with respect to Messrs. Meadow, Neafsey, Schuetze, Scott, Studdert and Uber. The Company believes that Messrs. Meadow, Neafsey, Schuetze, Scott, Studdert and Uber are willing to be elected and to serve. In the event that they are unable to serve or are otherwise unavailable for election, which is not now contemplated, the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

Directors will be elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of shares of Common Stock represented in person or by proxy. There is no cumulative voting as to any matter, including the election of directors.

The Board of Directors recommends a vote “FOR” the election of the nominees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected the accounting firm KPMG LLP to serve as the Company’s independent auditors with respect to 2005 to examine the Company’s financial statements for the year ending December 31, 2005 and to perform other appropriate accounting services. The Company is seeking the stockholders’ ratification of such action. KPMG LLP has served as the Company’s independent auditors for 2004 and 2003. PricewaterhouseCoopers LLP served as the Company’s independent auditors with respect to the audit of the Company’s financial statements for the year ending December 31, 2002. The Company dismissed PricewaterhouseCoopers LLP as its independent public accountants during the fourth quarter of 2003. There were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of KPMG LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting, the Audit Committee will consider other independent public accountants.

The Board of Directors recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent public accountants for 2005.

MANAGEMENT

The following sets forth certain information as of March 31, 2005, with respect to the Company’s nominees for director and the executive officers of the Company. The Board has the power to appoint the officers of the Company. Each officer will hold office for such term as may be prescribed by the Board and until such person’s successor is chosen and qualified or until such person’s death, resignation or removal.

Nominees for Director

Scott F. Meadow	Age: 51

Mr. Meadow has served as a director of the Company since April 2004. Mr. Meadow has been a clinical professor of entrepreneurship at the University of Chicago’s Graduate School of Business (CGSB) since 2002. In this role, he has been awarded the 2002, 2003 and 2004 Phoenix Prize for excellence in teaching and was designated as one of the country’s ten outstanding entrepreneurial professors by Business Week. Prior to joining the faculty at the University of Chicago, Mr. Meadow was a venture partner and general partner with numerous Venture Capital firms over the twenty-year period from 1982 to 2003, including the Sprout Group, opening their Chicago office in 1998.

John P. Neafsey	Age: 65

Mr. Neafsey is Chairman of the Board of the Company and has served as a director of the Company since joining the Board in April 2004. Mr. Neafsey has extensive investment and management experience and is president of JN Associates, an investment consulting firm. Mr. Neafsey is the chairman of Alliance Coal Co. and the chairman of Constar Inc. He also serves on the board of the West Pharmaceutical Services Co. Mr. Neafsey enjoyed a 23-year career with The Sun Co. as its executive vice president, its chief financial officer and a board member, and was twice selected by Institutional Investor as outstanding oil industry CFO.

Walter P. Schuetze	Age: 71

Mr. Schuetze has served as a director of the Company since April 2004. A certified public accountant, Mr. Schuetze was chief accountant of the United States Securities and Exchange Commission from January 1992 through his retirement in March 1995. Mr. Schuetze is audit committee chair on the boards of directors for Computer Associates International Inc. and TransMontaigne Inc. He was a KPMG partner from 1965 to 1973 and 1976 to 1992, with an appointment from 1973 to 1976 to the Financial Accounting Standards Board.

Michael W. Scott	Age: 51

Mr. Scott has served as a director of the Company since April 2004. Mr. Scott was the chief executive officer of ICAP Inc., a Great Falls, Virginia consulting and investment banking firm he founded in 1990, specializing in the development, construction and systems integration industries, with extensive experience in state contracting. In February 2004, Mr. Scott merged ICAP’s practice with Cassidy & Pinkard, one of Washington D.C.’s largest commercial real estate services firms, where he served as senior vice president of the capital markets group.

Andrew P. Studdert	Age: 48

On May 26, 2004, Mr. Studdert was named President and Chief Executive Officer of the Company, which became effective June 1, 2004, and has served as a director of the Company since June 2004. Prior to joining NES, Mr. Studdert served as the Chief Operating Officer of UAL Corporation/United Airlines from 1999-2002. Mr. Studdert also held the posts of Senior Vice President, Fleet Operations from 1997-1999 and Chief Information Officer from 1995-1997.

R. Barry Uber	Age: 59

Mr. Uber has served as a director of the Company since April 2004. Mr. Uber was President and Chief Executive Officer of American Commercial Barge Line from 2001 to 2003 and President and Chief Executive Officer of North American Van Lines from 1998 to 2000. Mr. Uber began his career in 1969 with Ingersoll-Rand, progressing from sales engineer in the Construction and Mining Group to general manager of the IRES operation, a construction-machinery sales, service and rental subsidiary. Mr. Uber later served as vice president and general manager of the Road Machinery Division and the Power Tool Division. He concluded his career at Ingersoll-Rand as a corporate officer and president of the $1.2 billion Construction and Mining Group, a position he held from 1995 to 1998.

Executive Officers

Michael D. Milligan	Age: 42

Mr. Milligan has been Senior Vice President and Chief Financial Officer of the Company since January 2002. Prior thereto, Mr. Milligan served as Executive Vice President and Chief Financial Officer of Telenisus Corporation from December 1999 to January 2002. From January 1986 to December 1999, Mr. Milligan was with PricewaterhouseCoopers LLP, serving most recently as a partner in its Transaction Services Group and national practice leader of its Industry Consolidations Practice. His responsibilities at PricewaterhouseCoopers LLP included managing and executing many mergers, acquisitions and financing transactions and audits of public and private companies.

William L. Doucette	Age: 43

Mr. Doucette has been the Vice President of Human Resources of the Company since January 2002. Prior thereto, Mr. Doucette was Vice President, Human Resources at Edward Don & Company, a Chicago based food equipment distributor, for 5 years. His prior experience also includes over 20 years of progressive responsibility in human resources including a partnership in a leveraged buyout of a food manufacturing firm dedicated to supplying the McDonald’s restaurant chain.

Information About the Board of Directors

The Board of Directors met thirteen times during 2004. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors may also create other committees, including an executive committee and a nominating committee. Each director attended 75% or more of the meetings of the Board of Directors and any committees on which such director served during 2004.

Audit Committee.   The Audit Committee of the Board of Directors is composed of three directors (currently Messrs. Schuetze, Neafsey and Scott). The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the independence of such auditors, approves the scope of the annual audit activities of the independent auditors and reviews such audit results. The Audit Committee met seven times during 2004. The Board of Directors has determined that Messrs. Schuetze, Neafsey and Scott are “audit committee financial experts,” as defined in Item 401(h) of Regulation S-K.

Compensation Committee.   The Compensation Committee is composed of three directors (currently Messrs. Meadow, Ball and Uber). The Compensation Committee makes recommendations to the Board of Directors regarding salaries and incentive compensation for executive officers of the Company. The Compensation Committee met twice during 2004.

Although the Company’s securities are not currently traded on The Nasdaq National Market, for purposes of assessing director independence the Board of Directors uses the definition of “independence” contained in current Rule 4200(a)(15) of The Nasdaq National Market corporate governance regulations.

Each of the members of the Audit Committee and the Compensation Committee are “independent” under this Rule, and each of the members of the Audit Committee meets the heightened criteria for independence applicable to members of audit committees under Rule 4350(d)(2)(A) of The Nasdaq National Market corporate governance regulations.

The Company’s charter provides for a Nominating and Governance Committee which is currently composed of the Board of Directors.

Communications with the Board of Directors

Stockholders may communicate with any and all members of the Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman of the Board, for a communication addressed to the entire Board) at the following address and facsimile number:

Name of the Director(s)
c/o Michael D. Milligan, Senior Vice President, Chief Financial Officer and Secretary
NES Rentals Holdings, Inc.
8770 W. Bryn Mawr, 4th Floor
Chicago, Illinois 60631
Phone: (773) 695-3999
Facsimile No: (773) 714-0538

Communications from the Company’s stockholders to one or more directors will be collected and organized by our corporate secretary under procedures approved by our independent directors. The corporate secretary will forward all communications to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the corporate secretary may, in his discretion, forward only representative correspondence.

The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a committee, the Chairman of the Board or the chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with the Company’s corporate counsel.

The Company does not have a formal policy regarding attendance by members of the Board of Directors at its Annual Meeting of Stockholders but strongly encourages directors to attend. The Company makes every effort to schedule its Annual Meeting of Stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. To facilitate attendance and reduce travel costs, the Company generally schedules its Annual Meeting of Stockholders to occur immediately before a periodic meeting of the Board of Directors.

Compensation of Directors

Outside directors of the Company currently receive an annual retainer for their services including their attendance at Board and Committee meetings and are reimbursed for out-of-pocket expenses related to their service as directors, including expenses incurred in connection with attending meetings. Messrs. Neafsey and Schuetze receive an annual retainer of $90,000, Mr. Meadow receives an annual retainer of $80,000 and all other directors receive an annual retainer of $75,000. Additionally, in accordance with the Director Compensation Program, each outside director received 20,000 deferred compensation units, with each unit equivalent to one share of Common Stock. The deferred compensation units vest over five years. In the event of a “change of control” (as defined in the plan) of the Company, the deferred compensation units will immediately vest in full and provide that any payment to the directors, in respect of their units, will be equal to the per share amount received by holders of Common Stock. If the change in control occurs prior to April 1, 2006, the minimum payment to each director will equal $250,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Certain officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that each of its executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during 2004 with the following exception.

One Form 3 was filed late by the Bill and Melinda Gates Foundation (the “Foundation”). The Foundation held notes issued by the Company that were automatically converted into shares of the Company’s Common Stock at the time the Company emerged from bankruptcy on February 11, 2004. At the time the Company emerged from bankruptcy, the Company’s representatives informed the Foundation that the Company would be issuing 20 million shares upon the Company’s emergence from bankruptcy under its plan of reorganization. Based on this figure, the Foundation would own less than 10% of the Company’s outstanding Common Stock. The Foundation was not informed by or on behalf of the Company at the time of emergence that some shares of Common Stock would be held in reserve to satisfy pending claims. The Foundation has recently been informed that some of the shares the Company expected to issue were held in reserve to satisfy certain pending claims arising during the bankruptcy process and in fact the Company did not issue the full 20 million shares upon the Company’s emergence from bankruptcy, as had been previously reported to the Foundation. As a result, the Foundation owned more than 10% of the outstanding shares of Common Stock. The Foundation filed the Form 3 upon learning of these facts. The Foundation has also been informed by representatives of the Company that the shares of Common Stock held in reserve will ultimately be issued once all of the pending claims are resolved.

Audit Committee Report

The Audit Committee of the Board of Directors is currently comprised of three directors and acts under a written Audit Committee Charter adopted by the Board of Directors. A copy of the current Audit Committee Charter, which is subject to change from time to time by the Board of Directors, is attached as Appendix A to this Proxy Statement.

Management has the primary responsibility for the Company’s financial statements, the reporting process and assurance for the adequacy of controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee is responsible for monitoring and overseeing these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards

No. 61 (SAS 61). SAS 61 requires independent auditors to communicate matters related to the conduct of the audit to the audit committee.

In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1, which requires the written disclosure of all relationships between the Company and its independent auditors that, in the independent auditors’ professional judgment, may reasonably be thought to bear on independence and confirmation that, in its professional judgment, it is independent of the company that it is auditing.

The following table describes the fees for professional audit services and other services rendered by KPMG LLP and PricewaterhouseCoopers LLP during 2004 and 2003.

Auditor	Audit Fees	Tax Fees	All Other Fees
KPMG LLP
2004	$1,457,000	$—	—
2003	1,598,000	—	—
PricewaterhouseCoopers LLP
2004	$8,000	$—	—
2003	48,867	319,695	—

Audit Fees

Audit fees include the aggregate fees paid by the Company for professional services rendered for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Forms 10-Q that have been billed through December 31, 2004.

Audit-Related Fees

Audit-Related fees include the aggregate fees paid by the Company during the fiscal year for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not included in Audit Fees. Also included in Audit-Related fees are fees for accounting advice. There were no audit related fees in 2004 or 2003.

Tax Fees

Tax fees include the aggregate fees paid by the Company indicated for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

All Other fees include the aggregate fees paid by the Company for products and services other than the services reported above.

Audit Committee Pre-Approval Policy

Under policies and procedures adopted by the Audit Committee, the Company’s principal accountant may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company’s principal accountant be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee or its chairman must pre-approve the engagement of the Company’s principal accountant to provide both audit and permissible non-audit services. If the chairman pre-approves any engagement, he is to make a report to the full Audit Committee at its next meeting. 100% of all services provided by the

Company’s principal accountant in 2004 and 2003 were pre-approved by the Audit Committee or its chairman.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder ratification, of KPMG LLP as the Company’s independent auditors for 2005.

This Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts, and such information shall be entitled to the benefits provided in Item 306(c) and (d) of Regulation S-K and Item 7(e)(3)(v) of Schedule 14A.

Submitted by the Audit Committee of the Board of Directors
Walter P. Schuetze, Chairman
John P. Neafsey
Michael W. Scott

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 31, 2005 by (1) each stockholder known by the Company to own beneficially five percent or more of the outstanding shares of Common Stock, (2) each current director and nominee for director of the Company, (3) each named executive officer of the Company and (4) all directors and named executive officers of the Company as a group. As of March 31, 2005, there were 19,028,964 shares of Common Stock outstanding. To the knowledge of the Company, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated in a footnote, the business address of each person is the Company’s corporate address.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
Oaktree Capital Management LLC(3)	3,674,698	19.3%
Aspen Advisors LLC(4)	2,102,849	11.1
AIG Global Investment Group, Inc.(5)	2,070,261	10.9
Bill and Melinda Gates Foundation(6)	1,992,806	10.5
Sankaty Advisors LLC(7)	1,699,577	8.9
Douglas K. Ball(8)	—	—
Scott F. Meadow(8)	—	—
John P. Neafsey(8)	—	—
Walter P. Schuetze(8)	—	—
Michael W. Scott(8)	—	—
R. Barry Uber(8)	—	—
Andrew P. Studdert	125,000	*
Michael D. Milligan	36,250	*
William L. Doucette	20,000	*
Steven M. Stanley	20,000	*
All Directors and Named Executive Officers as a Group (10 persons)	201,250	1.1

*                    Less than one percent.

(1)          The number of shares includes shares of Common Stock subject to options exercisable within 60 days of the Record Date.

(2)          Based on 19,028,964 shares of Common Stock outstanding and calculated in accordance with Rule 13d-3 under the Securities and Exchanges Act of 1934, as amended. Shares of Common Stock subject to options exercisable within 60 days of the Record Date are considered outstanding for the purpose of determining the percentage of the class held by the holder of such options, but not for the purpose of computing the percentage held by others.

(3)          Information with respect to the outstanding shares beneficially held by Oaktree Capital Management LLC is based on a Schedule 13D filed with the SEC on March 24, 2004 by such firm. The address of Oaktree Capital Management LLC is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071

(4)          Information with respect to the outstanding shares beneficially held by Aspen Advisors LLC is based on a Schedule 13G/A filed with the SEC on February 11, 2005 by such firm. The address of Aspen Capital LLC is 152 West 57th Street, New York, NY 10019.

(5)          Information with respect to the outstanding shares beneficially held by AIG Global Investment Group, Inc. is based on a Schedule 13G filed with the SEC on March 22, 2004 by such firm. The address of AIG Global Investment Group, Inc. is 70 Pine Street, New York, NY 10270.

(6)          Information with respect to the outstanding shares beneficially held by Bill and Melinda Gates Foundation is based on a Schedule 13G/A filed with the SEC on February 14, 2005 by such foundation. The address of Bill and Melinda Gates Foundation is 1551 Eastlake Avenue E., Seattle, WA 98102.

(7)          Information with respect to the outstanding shares beneficially held by Sankaty Advisors LLC is based on a Schedule 13D filed with the SEC on March 4, 2004 by such firm. The address of Sankaty Advisors LLC is 111 Huntington Avenue, Boston, MA 02199.

(8)   Each of the directors received 20,000 units under the Directors Compensation Plan. Each unit represents one share of Common Stock.

EXECUTIVE COMPENSATION

The Board of Directors of the Company determines the compensation of executive officers of the Company. The following table sets forth information regarding the compensation paid or accrued by the Company to the Chief Executive Officer and each of the Company’s other executive officers (the “Named Executive Officers”) for services rendered to the Company in all capacities.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
						Awards	Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Option/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Andrew P. Studdert	2004	$235,572	$—	$—		500,000	$—	$11,228	(1)
President and Chief	2003	—	—	—		—	—	—
Executive Officer	2002	—	—	—		—	—	—
Michael D. Milligan	2004	$321,335	$50,000	$75,000	(2)	145,000	$—	$8,873	(3)
Senior Vice President and	2003	296,539	—	75,000	(2)	—	—	8,407	(3)
Chief Financial Officer	2002	300,000	150,000	—		—	—	823	(4)
William L. Doucette	2004	$163,625	$—	$20,000	(2)	80,000	$—	$13,270	(1)
Vice President,	2003	124,102	—	20,000	(2)	—	—	11,476	(1)
Human Resources	2002	124,653	35,000	—		—	—	1,431	(5)
Steven M. Stanley(6)	2004	$139,548	$—	$30,000	(2)	80,000	$—	$13,849	(1)
Chief Information Officer	2003	139,855	—	30,000	(2)	—	—	12,704	(1)
	2002	118,589	60,000	—		—	—	1,494	(5)
F. Duffield Meyercord(7)	2004	$—	$—	$—		—	$—	$—
Interim Chief Executive	2003	—	—	—		—	—	—
Officer	2002	—	—	—		—	—	—

(1)    The amount shown includes an auto allowance, Company 401(k) matching contributions and a life and disability insurance premium payment.

(2)    The amount shown reflects a payment under the key employee retention program as approved in bankruptcy.

(3)    The amount shown includes an auto allowance and a life and disability insurance premium payment.

(4)    The amount shown reflects a life and disability insurance premium payment.

(5)    The amount shown reflects a life and disability insurance premium payment and Company 401(k) matching contributions.

(6)    Mr. Stanley’s employment with the Company ended on March 31, 2005.

(7)    Mr. Meyercord served as Interim Chief Executive Officer until June 2004. He was not separately compensated for his services.

The following tables set forth, for the Named Executive Officers, information regarding stock options granted or exercised during, or held at the end of, 2004. The Company has not granted any SARs.

Option/SAR Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options/SARS Granted (#)(1)	Percent of Total Options/SARS Granted to Employees in Last Fiscal Year	Exercise Price ($/Share)	Expiration Date	5% ($)(2)	10% ($)(2)
Andrew P. Studdert	500,000	35.7%	$7.80	8/19/2011	$1,599,000	3,705,000
Michael D. Milligan	145,000	10.4	7.80	8/19/2011	463,710	1,074,450
William L. Doucette	80,000	5.7	7.80	8/19/2011	255,840	592,800
Steven M. Stanley	80,000	5.7	7.80	8/19/2011	255,840	592,800
F. Duffield Meyercord	—	—	—	—	—	—

(1)          In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split, stock dividend, combinations of shares, merger, consolidation, distribution of assets or other change in the corporate structure of shares of the Company, the type and number of shares available upon exercise and the exercise price will be adjusted accordingly.

(2)          Amounts reflect assumed rates of appreciation from the fair market value on the date of grant as set forth in the SEC’s executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
Option/SAR Values

Name	Shares Acquired On Exercise (#)(1)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($) Exercisable/Unexercisable
Andrew P. Studdert	—	$—	125,000	$262,500
			375,000	787,500
Michael D. Milligan	—	—	36,250	76,125
			108,750	228,375
William L. Doucette	—	—	20,000	42,000
			60,000	126,000
Steven M. Stanley	—	—	20,000	42,000
			60,000	126,000
F. Duffield Meyercord	—	—	—	—

(1)          As of the end of the year, none of the options held by the Named Executive Officers had been exercised.

Management Agreements

Andrew P. Studdert.   Mr. Studdert is currently party to a confidentiality, change-in-control and compensation agreement with the Company. Under the agreement, Mr. Studdert will receive an annual base salary of $450,000 or such higher amount as the Company may designate. Mr. Studdert will be eligible for a bonus, payable in the Company’s sole discretion, of 100% of his base salary up to a maximum of 200% following the end of each fiscal year based on achievement of established goals and at the discretion of the Board. Mr. Studdert has agreed not to compete with the Company during the term of his employment and for 12 months thereafter and has agreed not to solicit any customers, suppliers, licensees, licensors, employees or other business relation of the Company during the term of his employment and for 12 months thereafter.

In August 2004, Mr. Studdert was issued stock options representing the right to acquire 500,000 shares of common stock of the Company, subject to vesting and other restrictions set forth in the Company’s 2004 Stock Option Plan.

Michael D. Milligan.   Mr. Milligan is currently party to a confidentiality, change-in-control and compensation agreement with the Company. Under the agreement, Mr. Milligan will receive an annual base salary of $318,270 or such higher amount as the Company may designate. Mr. Milligan will be eligible for a bonus, payable in the Company’s sole discretion, of 50% of his base salary up to a maximum of 100% following the end of each fiscal year based on achievement of established goals and at the discretion of the Board. Mr. Milligan has agreed not to compete with the Company during the term of his employment and for 12 months thereafter and has agreed not to solicit any customers, suppliers, licensees, licensors, employees or other business relation of the Company during the term of his employment and for 12 months thereafter.

In August 2004, Mr. Milligan was issued stock options representing the right to acquire 145,000 shares of common stock of the Company, subject to vesting and other restrictions set forth in the Company’s 2004 Stock Option Plan.

William L. Doucette.   Mr. Doucette is currently party to a confidentiality, change-in-control and compensation agreement with the Company. Under the agreement, Mr. Doucette will receive an annual base salary of $173,250 or such higher amount as the Company may designate. Mr. Doucette will be eligible for a bonus, payable in the Company’s sole discretion, of 50% of his base salary up to a maximum of 100% following the end of each fiscal year based on achievement of established goals and at the discretion of the Board. Mr. Doucette has agreed not to compete with the Company during the term of his employment and for 12 months thereafter and has agreed not to solicit any customers, suppliers, licensees, licensors, employees or other business relation of the Company during the term of his employment and for 12 months thereafter.

In August 2004, Mr. Doucette was issued stock options representing the right to acquire 80,000 shares of common stock of the Company, subject to vesting and other restrictions set forth in the Company’s 2004 Stock Option Plan.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Meadow, Ball and Uber. The Company has no Compensation Committee interlocks or insider participation relationships of such persons with the Company to report.

Compensation Committee Report on Executive Compensation

The Compensation Committee makes recommendations to the Board of Directors regarding salaries and incentive compensation for executive officers of the Company. This Compensation Committee report documents the components of the Company’s executive officer compensation programs and describes the bases upon which compensation will be determined by the Compensation Committee with respect to the executive officers of the Company. A copy of the current Compensation Committee Charter, which is subject to change from time to time by the Board of Directors, is attached as Appendix B to this Proxy Statement.

This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation of Executive Officers.   The compensation philosophy of the Company is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Company’s executive compensation programs are as follows:

•        To establish pay levels that are necessary to attract and retain highly qualified executives in light of the overall competitiveness of the market for high quality executive talent.

•        To recognize superior individual performance, new responsibilities and new positions within the Company.

•        To balance short-term and long-term compensation to complement the Company’s annual and long-term business objectives and strategy and to encourage executive performance in furtherance of the fulfillment of those objectives.

•        To provide variable compensation opportunities based on the Company’s performance.

•        To encourage stock ownership by executives.

•        To further align the interests of executives with the interests of stockholders.

Components of 2004 Compensation.   The Compensation Committee reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers are further explained below.

Base Salary.   The base pay level for each of the Named Executive Officers is set forth in each executive’s agreement. In determining and reviewing base salary levels, the Compensation Committee considers the size and responsibility of the individual’s position, the individual’s overall performance, the base salaries paid by competitors for comparable positions and, in the case of new hires and in order to help induce the individual to enter the employ of the Company, the individual’s compensation history.

Annual Incentives.   The Company utilizes annual bonuses to focus corporate behavior on the achievement of goals for growth, financial performance and other items. Annual bonuses for executive officers are determined by the Compensation Committee based on the achievement of certain operational and financial objectives determined by it and in accordance with such executive officer’s senior management or employment agreement. See “—Management Agreements.” The operational and financial objectives considered include overall Company performance and the executive’s individual performance.

Stock Ownership.   The Compensation Committee believes that by providing executive officers with an opportunity to establish a meaningful ownership position in the Company, it can help further align the interests of those persons who have substantial responsibility over the management and growth of the Company with the stockholders of the Company. The Compensation Committee awarded options to acquire an aggregate of 1,400,000 shares of Common Stock in 2004, including a grant of 500,000, 145,000, 80,000 and 80,000 options to Messrs. Studdert, Milligan, Doucette and Stanley, respectively. See “Option/SAR Grants in Last Year.”

Chief Executive Officer Compensation.   The base pay level and annual incentive bonus compensation for Mr. Studdert, the Company’s Chief Executive Officer, are determined by the Compensation Committee based on achievement of established financial and operational goals under the Company’s 2005 operating budget. The Compensation Committee has set Mr. Studdert’s base salary for 2005 at $450,000. Mr. Studdert’s bonus eligibility amount is 100% of base salary up to a maximum of 200%.

Certain Tax Considerations.   Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on the Company’s tax return of compensation over $1 million to any of the Named Executive Officers unless, in general, the compensation is paid pursuant to a plan which is performance-based, is non-discretionary and has been approved by the Company’s stockholders. The Company’s policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible without limiting the Company’s ability to attract and retain qualified executives.

Summary.   After its review of all existing programs, the Compensation Committee believes that the total compensation program for executives of the Company is focused on increasing values for stockholders and enhancing corporate performance. The Compensation Committee currently believes that the compensation of executive officers is properly tied to stock appreciation through stock options. The Compensation Committee believes that executive compensation levels at the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all members of the Compensation Committee.

Submitted by the Compensation Committee of the Board of Directors
Scott F. Meadow, Chairman
Douglas K. Ball
R. Barry Uber

401(k) Profit Sharing Plan

The Company sponsors a profit sharing and 401(k) plan (the “Plan”) in which employees over 21 years of age with greater than one-half year of service are eligible to participate, as defined by the Plan. Under the Plan, the Company may make a discretionary contribution to a trust based on each eligible employee’s base annual wages. In addition, eligible employees can defer up to 50% of their salary with a partial matching contribution by the Company of 50% of the first 5% of the employee contribution. The employer contributions vest over a five-year period.

PERFORMANCE GRAPH

The following graph compares the Company’s cumulative total stockholder return on an investment of $100 since February 11, 2004, the date of the Company’s emergence from Chapter 11 bankruptcy protection and the initial trading date of the Common Stock, with that of the S&P Smallcap 600 Index and that of a peer group of selected companies (assuming reinvestment of dividends) that the Company believes are most comparable to the Company. The peer group is comprised of JLG Industries, Inc. and United Rentals, Inc.

	NES RENTALS HOLDINGS, INC.	PEER GROUP	S&P SMALL CAP 600 INDEX
2/12/04	$100.00	$100.00	$100.00
12/31/04	82.50	98.34	119.22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into agreements with Messrs. Studdert, Milligan and Doucette. For a more detailed discussion of these agreements, see “Executive Compensation—Management Agreements.”

SOLICITATION AND EXPENSES OF SOLICITATION

The solicitation of proxies will be made initially by mail. The Company’s directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Company’s Common Stock. The Company will pay all expenses of solicitation of proxies.

ANNUAL REPORT AND FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the Year ended December 31, 2004 is included with this mailing. Any stockholder entitled to vote at the Annual Meeting who did not receive a copy of the Annual Report may obtain one by writing or calling Mr. Michael D. Milligan, Senior Vice President, Chief Financial Officer and Secretary, NES Rentals Holdings, Inc., 8770 W. Bryn Mawr, 4th Floor, Chicago, IL 60631, telephone (773) 695-3999.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Stockholder proposals for inclusion in the Proxy Statement to be issued in connection with the 2006 Annual Meeting of Stockholders must be mailed to the Corporate Secretary, NES Rentals Holdings, Inc., 8770 W. Bryn Mawr, 4th Floor, Chicago, IL 60631, and must have been received by the Corporate Secretary on or before December 13, 2005. The Company will consider only proposals meeting the requirements of applicable SEC rules.

In addition, if a stockholder fails to notify us on or before February 24, 2006 of a proposal which such stockholder intends to present at our 2006 Annual Meeting of Stockholders other than through inclusion of such proposal in our proxy materials for the meeting, then management proxies may use their discretionary voting authority with respect to such proposal if it is presented at the meeting.

OTHER BUSINESS

The Board of Directors does not intend to present any business at the Annual Meeting other than as stated above. As of the date of this Proxy Statement, neither the Board of Directors nor management of the Company knows of any other matters to be brought before the stockholders at this Annual Meeting. If any other matters properly come before the Annual Meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitute with respect to such matters.

The Board of Directors
April 11, 2005

Appendix A

NES RENTALS HOLDINGS, INC.

CHARTER OF AUDIT COMMITTEE

Organization

The Audit Committee shall have at least three members, composed solely of independent directors as such term is defined by the securities exchange on which the Company’s common stock is listed, or if not listed under the applicable rules of the NASDAQ Stock Market. The members of the Audit Committee must also satisfy the financial literacy requirements of the exchange where the common stock is listed. At least one member of the Audit Committee shall be designated as a financial expert.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Members shall serve for one-year terms unless reappointed.

The Audit Committee shall meet at least four times each year, or more frequently as circumstances dictate. As part of the responsibility to foster open communication, the Audit Committee should meet at least annually with management and the internal audit manager and the independent auditor in separate sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. Meetings may be held in person or by telephone, as appropriate.

The Committee shall keep a separate book of minutes of its proceedings and actions. All meetings shall be at the call of the Chairman of the Committee. The Committee shall elect a Secretary to the Committee who shall give notice personally or by mail, telephone, facsimile or electronically to each member of the Committee of all meetings, not later than the close of business on the day before the meeting, unless all of the members of the Committee in office waive notice thereof in writing at or before the meeting, in which case the meeting may be held without advance notice. A majority of the members of the Committee shall constitute a quorum for the transaction of business.

Purpose

The Audit Committee’s primary duties and responsibilities shall be:

•        To monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and associated legal compliance.

•        To monitor the independence and performance of the Company’s independent auditors and monitor the performance of the Company’s internal audit function.

•        To hire, dismiss and replace the Company’s independent auditor and approve any non-audit work performed by the independent auditor for the Company.

•        To provide an avenue of communication among the independent auditors, management and the Board of Directors.

•        To prepare the Audit Committee report required by SEC rules to be included in the Company’s annual proxy statement.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct general investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s compliance policies.

Responsibilities And Duties

To fulfill its responsibilities and duties, the Audit Committee shall:

Review Procedures

(i)                          Review and reassess the adequacy of the Charter at least annually.

(ii)                      Submit the Charter to the Board for approval and have the document published at least every three years in accordance with regulations promulgated by the SEC and exchange rules.

(iii)                  Review the Company’s annual audited financial statements and quarterly financial statements prior to filing with the SEC or distribution to stockholders and the public. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Based on review and discussions, make recommendations to the Board whether the Company’s financial statements should be filed with the SEC. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards (SAS) 61.

(iv)                    Discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP presentations, as well as financial information and earnings guidance provided to analysts and ratings agencies.

Independent Auditors

(i)                          Appoint, dismiss or replace the independent auditor (subject, if applicable, to stockholder ratification), and approve all audit engagement fees and terms (including providing comfort letters in connection with securities underwritings) and all significant non-audit engagements with the independent auditors. The Audit Committee may consult with management but shall not delegate these responsibilities. Ensure the rotation of the lead audit partner, and any other partner on the Company’s audit. as required by law and consider whether to rotate the audit firm itself.

(ii)                      On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor’s independence.

(iii)                  Review the independent auditor’s audit plan. Discuss scope, staffing, locations, reliance upon management and general audit approach.

(iv)                    The Company’s independent auditors shall not perform the following services for the Company:

•        accounting or bookkeeping services;

•        internal audit services related to accounting controls, financial systems or financial statements;

•        financial information systems design implementation;

•        broker, dealer, investment banking or investment adviser services;

•        appraisal or valuation services;

•        actuarial services;

•        management services or human resources; and

•        legal or other expert services.

(v)                        Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

(vi)                    Obtain and review a report by independent auditor describing auditor’s internal quality-control procedures and all material issues raised by the most recent internal quality-control review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and all steps to deal with such issues.

Financial Reporting Process

(vii)                Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61, including such things as management judgments and accounting estimates, significant audit adjustments, disagreements with management and difficulties encountered in performing the audit.

(viii)            Consider the independent auditor’s judgments about the quality (not just the acceptability) and appropriateness of the Company’s accounting principles as applied in financial accounting. Inquire as to the independent auditor’s views about whether management’s choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or minority practices.

(ix)                    In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls, both external and internal. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures, including the Company’s risk assessment and risk management policies. Review significant findings prepared by the independent auditors together with management’s responses, including the status of previous recommendations.

(x)                        Review (a) the accounting treatment accorded significant transactions, (b) any significant accounting issues, including any second opinions sought by management on accounting issues, (c) the development, selection and disclosure of critical accounting estimates and analyses of the effects of alternative GAAP methods, regulatory and accounting initiatives, and off-balance sheet financing structures on the financial statements of the Company and (d) the Company’s use of reserves and accruals, as reported by management and the independent auditor.

Internal Controls and Legal Compliance

(xi)                    Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit group, as needed. Review significant reports prepared by the internal audit group, together with management’s response and follow-up to these reports.

(xii)                Review the appointment, performance and replacement of the controller and any other senior personnel responsible for financial reporting.

(xiii)            Consider and review with management, the internal audit group and the independent auditors the effectiveness or weakness on the Company’s internal controls. Develop in consultation with management a timetable for implementing recommendations to correct identified weaknesses.

(xiv)              Review the coordination between the independent public accountants and internal auditors and review the risk assessment processes, scopes and procedures of the Company’s internal audit work and whether such risk assessment process, scopes and procedures are adequate to attain the internal audit objectives as determined by the Company’s management and approved by the committee; and review the quality an composition of the Company’s internal audit staff.

(xv)                  Review management’s monitoring of the company’s compliance with laws and the Company’s Code of Business Conduct and ensure the management has proper review systems in place to ensure that the Company’s financial statements, reports and other information disseminated to governmental organizations, and the public, satisfy legal requirements.

(xvi)              Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounts controls and auditing matters.

(xvii)          Obtain from the independent auditor assurance that Section 10A (audit requirements) of the Securities Exchange Act of 1934 has not been implicated.

Reports of the Audit Committee

(xviii)      Annually prepare a report to shareholders as required by the SEC in the Company’s annual proxy statement.

Appendix B

NES RENTALS HOLDINGS, INC.

CHARTER OF COMPENSATION COMMITTEE

Organization

The Compensation Committee shall consist of at least three directors, all of whom shall be independent as such term is defined by the securities exchange on which the Company’s common stock is listed, or if not listed, under the rules of the NASDAQ Stock Market. Committee members shall be appointed by the Board of Directors on the recommendation of the Nominating and Corporate Governance Committee. Committee members shall hold their offices for one year and until their successors are elected and qualified, or until their earlier resignation or removal. All vacancies in the Committee shall be filled by the Board. The Board shall designate one of the members as Chairman of the Committee.

The Committee shall keep a separate book of minutes of its proceedings and actions. The Committee shall meet periodically, as deemed necessary by the Chairman of the Committee. All meetings shall be at the call of the Chairman of the Committee. The Committee shall elect a Secretary to the Committee who shall give notice personally or by mail, telephone, facsimile or electronically to each member of the Committee of all meetings, not later than the close of business on the day before the meeting, unless all of the members of the Committee in office waive notice thereof in writing at or before the meeting, in which case the meeting may be held without advance notice. A majority of the members of the Committee shall constitute a quorum for the transaction of business.

The Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Committee. The Committee shall periodically report on its activities to the Board and make such recommendations and findings as it deems appropriate. Each Committee member shall perform an annual evaluation of the Committee, as administered by the Nominating and Corporate Governance Committee.

Purpose

The Compensation Committee’s primary duties and responsibilities shall be:

•   To develop and recommend to the Board total compensation for the Board and establish total compensation for senior executives, including oversight of all senior executive benefit plans (including Rule 162(m) plans)

•   To oversee the Company’s general equity incentive plans; and

•   To produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement.

Authority

Compensation and Benefits

1.                 Review and recommend to the Board the total compensation for the Directors of the Company.

2.                 Establish the total compensation package provided to the Chief Executive Officer (or most senior officer of the Company), as well as such other officers of the Company whose compensation is disclosed in the Company’s proxy statement, and review and/or approve the actual compensation (including base pay adjustments, and any annual and long-term

B-1

incentive payouts) paid to senior executive officers of the Company. The Committee should be involved with any employment agreements, severance agreement or change of control agreements between the Company and its senior executive officers. Specifically as to the Chief Executive Officer, review and approve the goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and set the Chief Executive’s compensation level based on this evaluation.

3.                 Review and approve the design of the benefit plans which pertain to Directors, the Chief Executive Officer, and other senior executive officers who report directly to the Chief Executive Officer.

4.                 Review and recommend to the Board the creation and/or revision of incentive compensation plans and equity based plans.

5.                 Draft and approve the Compensation Committee Report on Executive Compensation included in the Company’s proxy statements and generally oversee compliance with the compensation reporting requirements of the SEC.

6.                 Retain consultants, from time to time, to advise the Committee on executive compensation practices and policies, or any other matters within the charter of the Committee. The Compensation Committee shall also have sole authority to obtain and advice and assistance from internal or external legal, accounting or other advisors.

7.                 Obtain through discussions with management of the Company a general understanding of compensation design throughout the entire organization.

Benefit and Pension Plans

1.                 Establish the design of the benefit plans that pertain to Directors, Chief Executive Officer and senior executive officers of the Company who report directly to the Chief Executive Officer.

2.                 Review and recommend to the Board changes to or adoption of benefit plans of the Company.

3.                 Administer all plans that require “disinterested administration” under Rule 16b-3 of the Securities Exchange Act of 1934.

Review

1.                 Perform an annual evaluation of the Committee’s performance.

B-2

PROXY	NES RENTALS HOLDINGS, INC.	PROXY

8770 W. Bryn Mawr

4th Floor

Chicago, IL 60631

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael D. Milligan and William L. Doucette, and each of them, proxies, with power of substitution and revocation, acting together or, if only one is present and voting, then that one, to vote the stock of NES Rentals Holdings, Inc. which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders to be held on May 11, 2005 and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, as designated herein and authorizes the proxies to vote in accordance with the recommendations of the Company’s management upon such other business as may properly come before the Annual Meeting of Stockholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

New Address:

(Continued and to be signed on the reverse side)

      FOLD AND DETACH HERE

NES RENTALS HOLDINGS, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  ☒

[	]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.

1.	ELECTION OF DIRECTORS	For	Withhold	For All	2.	Ratification of the appointment of	For	Against	Abstain
	Nominees: Scott F. Meadow, John P. Neafsey, Walter P. Schuetze, Michael W. Scott, Andrew P. Studdert, R. Barry Uber	All ☐	All ☐	Except ☐		KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2005.	☐	☐	☐

	Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee’s name in the space provided below:				Check here if you plan to attend the annual meeting. Check here for address changes.		☐ ☐

					Dated:				, 2005

Signature(s)

Please date and sign exactly as names appear on this Proxy. Joint owners should each sign. Trustees, executors, etc. should indicate the capacity to which they are signing.

      FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN
THE ENCLOSED POSTAGE PAID ENVELOPE.